UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 10, 2006
(Date of earliest event reported)

THINK PARTNERSHIP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5 Revere Drive
Suite 510
Northbrook, Illinois  60062
(Address of Principal Executive Offices)

(847) 562-0177
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 10, 2006, Gerard M. Jacobs and T. Benjamin Jennings tendered their proposed resignations as officers and directors of Think Partnership Inc. (the “Company”). Mr. Jacobs served as a director of the Company and as its chief executive officer, secretary and treasurer. Mr. Jennings served as a director of the Company and its executive chairman. The Company’s board of directors accepted the resignations and appointed Scott P. Mitchell, the Company’s president, to serve as interim chief executive officer.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial Statements of the Businesses Acquired.

None.

(b)                                 Pro Forma Financial Information

None.

(d)                                 Exhibits

99.1                           Press Release dated May 11, 2006 announcing tender of proposed resignations of Gerard M. Jacobs and T. Benjamin Jennings.

99.2                           Press Release dated May 12, 2006 announcing resignations of Gerard M. Jacobs and T. Benjamin Jennings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 12, 2006

THINK PARTNERSHIP INC.

By:	/s/ Scott P. Mitchell
Name:	Scott P. Mitchell
Title:	Interim Chief Executive Officer and President

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